Supplement dated January 15, 2025
to the following statutory prospectus(es):
Monument Advisor, Monument Advisor NY, Monument Advisor Select and Monument Advisor Select NY prospectus dated May 1, 2024
This supplement updates certain information contained in your statutory prospectus. Please read and retain this supplement for future reference.
1.
Effective April 1, 2025, the following Investment Portfolio is no longer available to receive transfers or new purchase payments.
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Northern Lights Variable Trust – BTS Tactical Fixed Income VIT Fund: Class 2
2.
The Board of Trustees of Northern Lights Variable Trust approved to liquidate the Northern Lights Variable Trust – BTS Tactical Fixed Income VIT Fund: Class 2 (the "Liquidating Investment Portfolio"). The liquidation is expected to occur on or about April 1, 2025 (the "Liquidation Date").
In anticipation of the liquidation, the following changes apply to the contract:
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From the date of this supplement until the Liquidation Date, investors with allocations in the Liquidating Investment Portfolio may transfer allocations to any other available investment option. During this period, any transfers from the Liquidating Investment Portfolio will not be treated as a transfer for purposes of transfer limitations that would otherwise be applicable.
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On the Liquidation Date, any remaining assets in the Liquidating Investment Portfolio will be transferred to the Nationwide Variable Insurance Trust – NVIT Government Money Market Fund: Class Y.
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After the Liquidation Date, any and all references to the Liquidating Investment Portfolio are deleted.
PROS-0960